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DELAFIELD
FUND, INC.                              600 FIFTH AVENUE, NEW YORK, N.Y. 10020
                                        (212) 830-5200
===============================================================================

Dear Fellow Shareholders:

To those of you who received our January letter this one will be repetitious, but for the benefit of those who did not we are reprinting it verbatim.

During the past quarter our Fund's asset value declined 1.67% versus an increase of 2.87% in the Standard & Poor's 500, each on a total return basis. The Fund's net asset value as of December 31st was $14.88, which was after taking into account three dividends paid on December 29th amounting to $1.1712. The dividend was composed of ordinary income of $0.1373, short term capital gain of $0.4028 and long term capital gain of $0.6311 per share. The long term portion was divided roughly 67.34% at a 28% capital gain rate and 32.66% at a 20% rate.

For the year as a whole, the Fund's asset value appreciated 19.66% versus an increase of 33.36% for the Standard & Poor's 500. At the beginning of the fourth quarter our commitment to equities was 67.4%. This declined to the low 60's early in the quarter when Greenfield Industries was taken over by Kennametal. At year-end the Fund was invested 73.4% in equities and had grown to $146,623,972.

We are disappointed to have underperformed the market in 1997. However, a review of our long term managed accounts shows that we trailed the market in four out of the five years since 1975 in which the Standard & Poor's 500 increased more than 30%. Given our style, this is not surprising.

For the benefit of our newer shareholders, let us reiterate our strategy which we utilize to protect your capital and enhance its growth.

1. We search for companies that are selling at prices which seem modest in relationship to the company's intrinsic value.

2. We meet with managements, visit plants, talk to competition, consider the makeup of the Board of Directors and make a judgment as to whether we wish to be in business with the management. In other words, we try to understand the business of the companies in which we invest and the individuals who direct the company's future.

3. We search for companies wherein something may change which will alter that company's future for the better. These can be simple matters ranging from a change in the management or management's attitude toward how they run the business, to a change in control, to a change in business opportunity, or to a change in the dynamics of a company's cash flow and its use.

4. If we perform our analysis correctly, the value added we bring to you is an earlier and better understanding of the companies in our portfolio than other investors have. Then, if the companies begin to improve, their earnings should increase and they should be valued at a higher price earnings multiple.

5. We have never worried about the profits that we did not make. We worry much more about what we might lose. We believe that stock selection is much more relevant to successful investing than total commitment to equities. In the volatile markets which have developed over the last 15 to 20 years, we have come to believe that the long term investors' best hedge against a violent decline is to have cash with which to buy companies when prices seem unduly depressed.

Our economic outlook continues sanguine. Inflation and interest rates are low, the Federal deficit is diminishing and earnings are expected to increase in 1998, albeit at a very modest rate of perhaps 5%. A strong dollar gives relative advantage to Europe and the Far East so competitive conditions will become more difficult and multi-national profits will translate at a lower level. Pricing power, particularly in commodity-like products, will be undermined by foreign competition from Asia. This is likely to hurt metal, paper and electronic companies, while demand for energy and agricultural commodities also may be reduced.

Despite announced layoffs and the downsizing of large companies, our economy continues to forge ahead and the labor pool is very tight with unemployment reduced to 4.7% - a level not seen in many years. Moreover, labor's power is increasing as was evident in the United

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
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Parcel  Service  settlement,  and  unions  are  committing  far more  money  for political purposes than has been the case in recent years. The recent defeat of the President's proposal for fast track trade negotiation authority is testimony to this. Hopefully this is not the precursor of a move toward protectionism. Still as currency devaluations around the world lead to a pricing advantage for our competitors, imports are likely to surge and exports to decline with the inevitable result that companies suffering from such competition will call their friendly politicians and ask for help. The steel industry is already compiling information in the expectation of launching anti-dumping trade suits in the spring. These issues are only clouds on the investment horizon, but there are enough to be of some concern.

The stock market has weathered a rolling readjustment for sometime and this reaction seems to be gathering steam as we write. We do not believe the market to be sharply undervalued and hence would not expect it to soar. Thus our cash reserves remain high although, as disappointments and tax loss selling drove some of our companies to price levels we considered attractive, we increased our commitment to equities by somewhat over 10 percentage points from the low point reached after the takeover of Greenfield Industries.

Many individual stocks have suffered sharp declines. This has taken some risk out of the market. Nevertheless market leadership has continued to narrow. From the low point reached on October 27th when the Dow Jones Industrial Average was up 11.1%, it recovered 11.6 percentage points to close the year up 22.77% (24.9% on a total return basis). The Standard & Poor's 500 recovered 12.5 points, but the NASDAQ recouped only 2.75 points and the Russell 2000 a little less than
4.75 points.

As measured by the Standard & Poor's 500, the market is selling at close to 20 times 1998 anticipated earnings. Its dividend yield is at a record low and long term Treasury bond yields have declined to 5.72%. The public seems convinced that the soundest long term investment opportunity remains common stocks. Thus the glass is very much more than half full and there is little attention being paid to the potential problems which lie ahead.

Eventually there will be disappointment which may well last for a lengthy period of time. If we perform our task correctly, while we will not be immune to an overall market decline, our investments, because they have been chosen for special events which are occurring within the company or because they have been unduly depressed, should appreciate within the market.

We will continue to search for special situations and we will invest in these undervalued and unloved opportunities whenever we find them. Our cash reserves are held to take advantage of market opportunities when they occur. We would not be unhappy to uncover sufficient candidates to become fully or close to fully invested, but we will not let the cash burn a hole in our pocket.

IMC Global acquired Freeport McMoRan, Inc. toward year-end. We received .9 of a share of IMC Global for each of our Freeport shares on a non-taxable basis. In addition we received .21130834 of a share of Freeport-McMoRan Sulphur, Inc. and one-third of a three-year warrant to buy IMC Global at $44.50 per share. Both Freeport-McMoRan Sulphur and the IMC Global warrants trade on the New York Stock Exchange. The receipt of these two pieces was taxable. Also in the fourth quarter IMC Global announced its intention to acquire Harris Chemical Group
(HCG) and its associated Australian affiliate. HCG has annual sales of $850 million, primarily salt, but also boron chemicals, soda ash and specialty potash products. The cost will be roughly $1.3 billion including assumed debt. The acquisition is expected to be accretive in its first full year and substantially accretive thereafter. Savings are estimated at close to $75 million in 1999. We are somewhat leery of making 1998 projections for IMC Global since IMC Global exports a significant amount of phosphate product to Asia, but we tentatively expect earnings in the vicinity of $2.40 per share and believe that IMC Global will generate substantial free cash flow. IMC Global is committed to repurchase 5 million of its 115 million shares in the open market, and had been expected to sharply increase this repurchase program. However, after the acquisition of HCG we expect that excess cash flow above and beyond that needed for the 5 million share repurchase will be devoted to debt repayment for the next several years.

We increased our position in Nine West Group Inc. as the shares came under heavy selling pressure at year-end. Weak retail volumes, coupled with a new
SEC/customs department investigation, have clearly created considerable apprehension in the marketplace. Management has been able to provide little information regarding the investigation except to note that any impact should be non-material. While it is difficult to fully assess the risks associated with the external investigations, trading at 10 times fiscal year January 31, 1999 expectations, the market appears to be excessively discounting the company's leading position in the women's footwear industry.

Allegheny Teledyne (ALT) has offered 1.296 shares of its stock for each share of
Oregon   Metallurgical,   a  manufacturer  of  titanium  products.   While  this
acquisition is subject to a second request for information from the Department of Justice, we expect that it will eventually proceed. Since the Oremet deal was announced, Allegheny Teledyne has also offered to acquire Lukens Steel, a producer of heavy steel plate. Lukens would be a good fit for ALT and be substantially accretive to earnings in the first year. Though ALT had been
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
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negotiating  with Lukens for several  months,  Lukens agreed to be taken over by
Bethlehem Steel at $25 per share. ALT countered with an all cash offer of $28 a share and then Bethlehem raised their bid to $30 per share. We think Lukens is a better fit for Allegheny Teledyne than for Bethlehem and will await events.

Federal-Mogul Corporation will likely not close its acquisition of T&N plc until early March. While it has received 95% of the T&N plc common shares through its tender offering, Federal-Mogul is still awaiting regulatory approval. The company remains confident of receiving the necessary clearances, both in the U.S. and Europe, but does not expect them before the end of February. At this point the closing of the transaction is conditional only upon receiving such approvals.

CommScope, Inc., which is the #1 supplier worldwide of coaxial cable for broadband communications, became a public entity in 1997 when it was spun out of General Instruments Corporation. It provides coaxial product for cable and satellite television applications with about 35% of its revenues coming from international markets. Sales are approximately $600 million.

Business has been weak in recent months reflecting a slowdown in the capital spending programs of their major cable customers. This has led to a more difficult pricing environment which will likely persist for much of the current year. Earnings expectations have been revised downward to $0.70 per share for the coming year. It was this revision which triggered the sharp pullback which allowed us the opportunity to acquire our position in the company. CommScope has a low cost position with strong technology. Business should rebound once the cable companies settle on the next generation of product and step up their rebuilding programs.

BMC Industries is a $350 million in sales company, which manufactures aperture masks for television and computer monitors, lenses for the optical market, as well as producing precision etched products. The mask segment, which accounts for greater than 60% of sales, is the main driver of the company. BMC has spent aggressively to expand both their TV mask capacity, as well as to enter the computer monitor mask business. Outside of Asia, BMC is the only independent manufacturer of masks, making it the principal supplier to non-Japanese tube manufacturers. The company has benefited by the industry trend toward larger TVs, which require a more complex and higher margin mask per screen. Reflecting both the internal and external positive dynamics, the company posted 26 consecutive record quarters. This record came to an abrupt halt in the recent fourth quarter as the company pre-announced an earnings shortfall of 50% to 60%. This reflects both an order slow down from some customers, as well as production inefficiency as the company ramped up its new capacity. Quality issues developed, which are in the process of being rectified. However, it is likely that it will take at least another 2 to 3 quarters before the issues are fully resolved.

On the heels of the earnings shortfall announcement, the stock declined by more than 45%. These shares are now selling at a reasonable valuation. The company possesses a strong balance sheet and good market position to take advantage of the positive secular trend for their products.

Another company in which we have increased our holdings, as it came under selling pressure late in the quarter, was O'Sullivan Industries. O'Sullivan, which is a leading ready-to-assemble (RTA) furniture manufacturer, announced that results for the second quarter, ending December 31, 1997, would be below street estimates. Somewhat slower sales through office superstores and higher integration costs as they roll out a new management information system are the primary reasons. It is likely that these factors will carry over into the second half of the year as the information system is installed in the remaining facilities. The new programs should increase production flexibility and allow them to more efficiently handle shorter production runs. This should better position the company to take advantage of the growing opportunities within the RTA markets as they expand their product line assortment.

By this time next year Great Lakes Chemical will be a much changed company. This spring we expect Great Lakes to spin off its tetraethyl lead business Octel. Prior to the spin-off Octel will distribute roughly $300 million to Great Lakes which will emerge as a specialty chemical company with an impeccable balance sheet (more cash than debt) and an attractive flame retardant business. Great Lakes has announced that it will discontinue several marginal businesses. We believe the new and streamlined Great Lakes will be attractive in its own right as a rapidly growing specialty chemical company. Its internal earnings growth will be enhanced by a commitment to repurchase 7 million of its 59 million share base. A cleaned up Great Lakes could even become an attractive acquisition candidate. We expect Octel to be a cash flow story. Octel will add specialty products to the secularly declining tetraethyl lead business, use its free cash flow to pay off debt and set about transforming itself into a growing business. We expect Octel to sell at a relatively depressed valuation due to the declining nature of the tetraethyl lead business. Nevertheless, the cash flows will be so positive that we think Octel, too, may provide an attractive investment opportunity.
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
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Kennametal Inc. (KMT) recently  completed its $38 per share cash  acquisition of
Greenfield Industries. Greenfield will round out KMT's product offering, especially with high-speed steel drills. It will also strengthen their position in the independent distributor channel. Historically, Kennametal's strength has been selling direct through their in-house technical sales force, as well as through their majority owned JLK distribution operation. It is likely that the cost benefits to be derived from this purchase should be in excess of $25 million annually, resulting from the reduction of duplicative costs, as well as savings from the added purchasing power of the combined entity.

Kennametal will be coming to the marketplace within the next month to secure permanent financing. This will take the form of common equity, a convertible security and senior debentures.

Sheldahl has been a disappointing investment. We have followed this company for a decade during which Sheldahl has made enormous progress in building its automotive related businesses. Sheldahl's flexible circuits primarily are used in automobile dashboards. There is the possibility that in the future Sheldahl will be able to provide a flexible circuit which will replace wire harness applications, a huge opportunity, but quite far out. In the meantime, Sheldahl has developed a flexible semiconductor substrate, which could revolutionize microchip packaging. A plant to produce this material has been built in Longmont, Colorado. While Sheldahl is producing various prototypes of substrate at the plant, as yet no significant firm orders have been received, although the company has been providing product to such technological giants as ASAT, Motorola and Texas Instruments. Needless to say, semiconductor companies do not change technology without being sure that there is a certain and substantial advantage in doing so. Hence, testing is ubiquitous at every stage of the cycle and with every potential product. Recently, the final test of one such package failed though the failure was not attributable to Sheldahl's material. After modification a new test cycle has started.

Sheldahl is an unusual investment for us, but the market potential of its products is so vast that we have been willing to make a small investment while awaiting the outcome of their efforts. In the meantime, the cost of the new Longmont plant, which to date has had little or no revenue, is causing Sheldahl to report losses. We expect the situation will be rectified with orders in the coming year, but if it is not we believe Sheldahl could survive the write-off of the Longmont plant and prosper with its basic growing flexible circuit business serving both the automotive and the communications industries.

We feel it would be advantageous for the Fund to continue to grow moderately, so we would welcome inquiries from potential investors, large or small. Anyone interested is encouraged to call Cindy Jeran at (212) 830-5455 or either of us.

The Delafield Fund is now available through Charles Schwab's Mutual Fund Marketplace, Fidelity Investments Fund Network, Jack White & Company and National Investor Services Corp. (Waterhouse Securities).

We wish all of you a healthy and happy New Year.

With very best wishes.

Sincerely,
               /s/J. Dennis Delafield                 /s/Vincent Sellecchia
               J. Dennis Delafield                    Vincent Sellecchia
               Chairman                               President
               Tel. (212) 830-5454                    Tel. (212) 830-5456

P.S. The net asset value per share of the Fund is determined as of 4:00P.M., New York City time on each Fund Business Day (as fully described on page 16 of the Fund Prospectus). In addition to the Fund's published NASDAQ listing, you may check its net asset value at any time by calling 1-800-221-3079 (or, 212-830-5220) to speak directly to a Fund representative during the normal business hours of 8:30A.M. - 5:30P.M., NYC time. During off business hours, you may use the same 800 number (or, 212-830-5225) for a pre-recorded message. The new 3-digit number for The Delafield Fund is 819.

       Our Website address is: www.delafieldfund.com.
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                                  CUMULATIVE TOTAL RETURN WITH INCOME*

                                                                                      Index
                                                                                      -----
                                                                                      S & P
                                                          Delafield Fund**             500
                                                          --------------              -----
Quarter ended December 31, 1997                              (1.7)%                     2.9%
Year ended December 31, 1997                                 19.7                      33.4
Inception, November 19, 1993 to December 31, 1997           106.8                     131.1


                                  Annual Average Total Return with Income*

                                                                                      S & P
                                                          Delafield Fund**             500
                                                          --------------              -----
Three years ended December 31, 1997                          24.4%                     31.2%
Inception, November 19, 1993 to December 31, 1997            19.3                      22.6


                                                 ASSET MIX

                                              12/31/96    3/31/97    6/30/97    9/30/97    12/31/97
                                              --------    -------    -------    -------    --------
Equities                                        72.1%      68.0%      64.5%      67.4%       73.4%
U.S. Government Obligations                     13.0       10.3        7.9        0.0         0.0
Corporate Bonds                                  1.6        1.3        1.0        0.3         0.2
Cash Equivalents                                13.3       20.4       26.6       32.3        26.4
                                              --------    -------    -------    -------    --------
                                                 100%       100%       100%       100%        100%

                                            TEN LARGEST HOLDINGS
                                                                                           % of Total
Company                                                                                     Portfolio
-------                                                                                     ---------
BancTec, Inc.                                                                                   4.3%
Nine West Group                                                                                 3.8
Varian Associates, Inc.                                                                         3.6
Polaroid Corporation                                                                            3.5
Fruit of the Loom, Inc.                                                                         3.0
Allegheny Teledyne, Inc.                                                                        2.5
IMC Global Inc.                                                                                 2.5
Federal-Mogul Corporation                                                                       2.2
Shaw Industries, Inc.                                                                           2.1
Sunglass Hut International                                                                      2.1
                                                                                               ----
                                                                                               29.6%
                                                                                               ----

* The performance data quoted above represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the orginal cost.

** Delafield Fund Performance is stated after fees.


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


-------------------------------------------------------------------------------

           Comparison of change in value of $10,000 investment in the Delafield Fund, Inc. and the S&P Index.

The Table below represents the omitted line graph which compares the change in value of $10,000 investment in the Delafield Fund, Inc. and the S&P Index.

INCEPTION            S&P 500        DELAFIELD
---------           ---------       ---------
11/19/93            10,000.00       10,000.00
12/31/93            10,112.00       10,170.00
06/30/94             9,630.67       10,361.20
12/31/94            10,099.68       10,739.38
06/30/95            12,140.83       12,350.29
12/31/95            13,895.18       13,680.41
06/30/96            15,298.59       15,566.94
12/31/96            17,085.47       17,285.53
06/30/97            20,606.78       19,631.18
12/31/97            22,786.98       20,683.41


The following table was embedded in the line graph represented above.

                                Average Annual Return
                       -------------------------------------------
                                                          Since
                         One Year       Five Year      11/19/1993
                       ------------   -------------    ------------
Delafield Fund, Inc.      19.66%           N/A             19.31%
S&P 500                   33.36%           N/A             22.58%


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
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DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1997

===============================================================================

                                                                                                      Value
                                                                               Shares               (Note 1)
                                                                               ------                ------
Common Stocks (73.35%)
------------------------------------------------------------------------------------------------------------------------------------
 Automotive/Auto Parts (2.21%)
 Federal-Mogul Corporation                                                     80,000           $     3,240,000
                                                                                                 --------------

 Chemicals (4.05%)
 Great Lakes Chemical Corporation                                              50,000                 2,243,750
 IMC Global Inc.                                                              110,500                 3,618,875
 IMC Global Inc. - Warrants*                                                   21,666                    83,956
                                                                                                 --------------
                                                                                                      5,946,581
 Consumer Products & Services (6.18%)                                                            --------------

 Bush Industries Inc.                                                          50,000                 1,300,000
 O'Sullivan Industries Holdings*                                              265,000                 2,650,000
 Polaroid Corporation                                                         105,000                 5,112,187
                                                                                                 --------------
                                                                                                      9,062,187
 Electronics (4.93%)                                                                             --------------

 BMC Industries, Inc.                                                         155,000                 2,499,375
 Bell Industries*                                                             114,700                 1,577,125
 International Rectifier Corporation*                                         150,000                 1,771,875
 Sheldahl Inc.*                                                               100,000                 1,387,500
                                                                                                 --------------
                                                                                                      7,235,875
 Energy (0.46%)                                                                                  --------------

 EEX Corporation                                                               74,975                   679,461
                                                                                                 --------------

 Financial Products and Services (6.27%)
 BancTec, Inc.*                                                               235,000                 6,300,938
 Deluxe Corporation                                                            35,000                 1,207,500
 Harland (John H.) Company                                                     80,000                 1,680,000
                                                                                                 --------------
                                                                                                      9,188,438
 Industrial Products (14.40%)                                                                    --------------

 AMETEK, Inc.                                                                  90,000                 2,430,000
 Atchison Casting Corporation*                                                100,000                 1,625,000
 Corning Inc.                                                                  65,000                 2,413,125
 Elsag Bailey Process Automation, N.V.*                                       120,000                 1,980,000
 Flowserve Corporation                                                        104,520                 2,920,027
 Furon Company                                                                 99,000                 2,066,625
 Greif Brothers Corporation Class A                                            11,500                   385,250
 Kennametal Inc.                                                               25,000                 1,295,312
 Stimsonite Corporation*                                                      135,000                   687,656
 Varian Associates Inc.                                                       105,000                 5,309,063
                                                                                                 --------------
                                                                                                     21,112,058
                                                                                                 --------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

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DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1997

===============================================================================

                                                                                                      Value
                                                                               Shares               (Note 1)
                                                                               ------                ------

Common Stocks (Continued)
------------------------------------------------------------------------------------------------------------------------------------
Insurance (Brokers) (1.06%)
Gallagher (Arthur J.)                                                          45,000           $     1,549,688
                                                                                                 --------------

Insurance (Life) (2.19%)
Leucadia National Corporation                                                  37,000                 1,276,500
Provident Companies Inc.                                                       50,000                 1,931,250
                                                                                                 --------------
                                                                                                      3,207,750
Insurance (Property/Casualty) (2.56%)                                                            --------------

Highlands Insurance Group*                                                     41,000                 1,163,375
Orion Capital Corporation                                                      30,000                 1,393,125
Terra Nova (Bermuda) Holding                                                   15,000                   393,750
20th Century Industries                                                        30,700                   798,200
                                                                                                 --------------
                                                                                                      3,748,450
Insurance (Reinsurance) (2.45%)                                                                  --------------

Risk Capital Holding Inc.*                                                     90,000                 2,053,125
Trenwick Group, Inc.                                                           41,000                 1,542,625
                                                                                                 --------------
                                                                                                      3,595,750
Metals/Mining (4.30%)                                                                            --------------

Allegheny Teledyne Inc.                                                       140,000                 3,622,500
Cleveland Cliffs                                                               55,000                 2,519,688
Freeport McMoRan Sulphur*                                                      13,735                   161,386
                                                                                                 --------------
                                                                                                      6,303,574
Real Estate (2.39%)                                                                              --------------

Kimco Realty Corporation                                                       75,000                 2,643,750
Ramco-Gershenson Properties Trust                                              43,750                   861,328
                                                                                                 --------------
                                                                                                      3,505,078
Retail (7.27%)                                                                                   --------------

B.J.'s Wholesale Club, Inc.*                                                   50,000                 1,568,750
HomeBase, Inc.*                                                                50,000                   393,750
Nine West Group, Inc.*                                                        215,000                 5,576,562
Sunglass Hut International, Inc.*                                             493,500                 3,115,219
                                                                                                 --------------
                                                                                                     10,654,281
Telecommunications (2.47%)                                                                       --------------

CommScope, Inc.*                                                              195,000                 2,620,312
Salient 3 Communications                                                       81,000                 1,002,375
                                                                                                 --------------
                                                                                                      3,622,687
                                                                                                 --------------

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------



================================================================================

                                                                                                      Value
                                                                               Shares               (Note 1)
                                                                               ------                ------

Common Stocks (Continued)
------------------------------------------------------------------------------------------------------------------------------------
Textile/Apparel (8.21%)
Burlington Industries Inc.*                                                   100,000           $     1,381,250
Delta Woodside Industries Inc.                                                438,900                 2,139,637
Farah Inc.*                                                                   185,000                 1,029,063
Fruit of the Loom, Inc.*                                                      170,000                 4,356,250
Shaw Industries, Inc.                                                         270,000                 3,138,750
                                                                                                 --------------
                                                                                                     12,044,950
Miscellaneous (1.95%)                                                                            --------------

Dames & Moore Group                                                            86,900                 1,151,425
St. Jude Medical, Inc.*                                                        56,000                 1,708,000
                                                                                                 --------------
                                                                                                      2,859,425
                                                                                                 --------------
Total Common Stocks (Cost $95,722,427)                                                              107,556,233
                                                                                                 --------------
                                                                               Face                   Value
                                                                              Amount                 (Note 1)
                                                                              ------                  ------
Corporate Bonds (0.24%)
------------------------------------------------------------------------------------------------------------------------------------
Industrial Products (0.15%)
AMETEK, Inc., 9.750%
    debentures, due 03/15/2004                                                  $200,000                214,000
                                                                                                 --------------
Insurance (Life) (0.09%)
PennCorp Financial Group, 9.250%,
    due 12/15/2003                                                               125,000                131,250
                                                                                                 --------------

Total Corporate Bonds (Cost $325,100)                                                                   345,250
                                                                                                 --------------
Short-Term Investments (26.73%)
Repurchase Agreements (26.73%)
------------------------------------------------------------------------------------------------------------------------------------
 J.P. Morgan Securities Inc., 6.300%, due 01/02/98
 (Collateralized by $38,010,000
 U.S. Treasury Bond, 9.875%, due 11/15/15
 U.S. Treasury Note, 6.500%, due 05/31/02)                                      $39,190,000          39,190,000
                                                                                                ---------------
 Total Short-Term Investments (Cost $39,190,000)                                                     39,190,000
                                                                                                ---------------
 Total Investments (100.32%) (Cost $135,237,527+)                                                   147,091,483
 Liabilities In Excess of Cash and Other Assets (-0.32%)                                       (        467,511)
                                                                                                ---------------
 Net Assets (100.00%), 9,853,137 shares outstanding (Note 3)                                    $   146,623,972
                                                                                                ===============
 Net asset value, offering and redemption price per share                                       $         14.88
                                                                                                ===============

 *    Non-income producing.
 +    Aggregate cost for federal income tax purposes is identical.  Aggregate unrealized appreciation and depreciation, based on cost for Federal income tax purposes, are $15,181,419 and $3,327,463, respectively.

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

===============================================================================


INVESTMENT INCOME

Income:
    Interest.......................................................................   $       2,018,066
    Dividends......................................................................           1,054,948
                                                                                       ----------------
       Total income................................................................           3,073,014
                                                                                       ----------------
Expenses: (Note 2)
    Investment management fee......................................................             839,165
    Administration fee.............................................................             220,281
    Shareholder servicing fee......................................................             262,239
    Custodian expenses.............................................................              15,175
    Shareholder servicing and related shareholder expenses.........................              88,150
    Legal, compliance and filing fees..............................................              70,199
    Audit and accounting...........................................................              51,217
    Directors' fees and expenses...................................................               7,775
    Amortization of organization costs.............................................               8,694
    Other..........................................................................               4,438
                                                                                       ----------------
       Total expenses..............................................................           1,567,333
       Less:
       Fees waived.................................................................   (         209,791)
       Expenses paid indirectly....................................................   (             925)
                                                                                       ----------------
       Net expenses................................................................           1,356,617
                                                                                       ----------------
       Net investment income.......................................................           1,716,397


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on investments............................................           9,364,322
Net change in unrealized appreciation (depreciation) of investments................           4,562,649
                                                                                       ----------------
               Net gain (loss) on investments......................................          13,926,971
                                                                                       ----------------
Increase (decrease) in net assets from operations..................................   $      15,643,368
                                                                                       ================



--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996

===============================================================================

                                                                            1997                         1996
                                                                       --------------              ---------------

INCREASE (DECREASE) IN NET ASSETS

Operations:

 Net investment income............................................    $     1,716,397             $        616,554
 Net realized gain on investments.................................          9,364,322                    7,345,183
 Net change in unrealized appreciation (depreciation) ............          4,562,649                    4,380,986
                                                                       --------------              ---------------
  Increase (decrease) in net assets from operations...............         15,643,368                   12,342,723

Distributions from:

 Net investment income............................................    (     1,710,095)            (        616,554)
 Net realized gain on investments.................................    (     9,359,513)            (      7,293,283)
 Return of capital................................................    (        --    )            (            516)

Capital share transactions (Note 3)...............................         80,770,780                   11,117,028
                                                                       --------------              ---------------
  Total increase (decrease).......................................         85,344,540                   15,549,398

Net Assets:

 Beginning of year................................................         61,279,432                   45,730,034
                                                                       --------------              ---------------
 End of year (including undistributed net investment
     income of $6,303 & 0, respectively)..........................    $   146,623,972             $     61,279,432
                                                                       ==============              ===============









--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. Summary of Accounting Policies

Delafield Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to seek long-term preservation of capital and growth of capital by investing primarily in equity securities of domestic companies. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -

     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) Federal Income Taxes -

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Use of Estimates -

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -

     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

2. Investment Management Fees and Other Transactions with Affiliates

Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. (the "Manager") equal to .80% of the Fund's average daily net assets.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .21% of the Fund's average daily net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================

2. Investment Management Fees and Other Transactions with Affiliates

Pursuant to a Distribution Plan adopted under Securities Exchange Commission Rule 12b-1, the Fund and Reich & Tang Distributors L.P. (the Distributor) have entered into a Distribution Agreement and a Shareholder Servicing Agreement. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund an annual fee equal to .25% of the Fund's average daily net assets. There were no additional expenses borne by the Fund pursuant to the Distribution Plan.

During the year ended December 31, 1997, the Distributor voluntarily waived shareholder servicing fees of $209,791.

Brokerage commissions paid during the period to the Distributor amounted to $96,011.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $1,500 per annum plus $250 per meeting attended.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $52,338 paid to Reich & Tang Services L.P., an affiliate of the Manager as servicing agent for the Fund.

Included in the Statement of Operations under the captions "Custodian expenses" and "Shareholder servicing and related shareholder expenses" are expense offsets of $925.

3. Capital Stock

At December 31, 1997, 20,000,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $134,763,713. Transactions in capital stock were as follows:

                                                            Year Ended                            Year Ended
                                                         December 31, 1997                     December 31, 1996
                                                   -----------------------------        -----------------------------
                                                     Shares            Amount              Shares           Amount
                                                   -----------       -----------        -----------       -----------
Sold........................................         5,631,514      $ 86,536,997            486,042      $  6,686,946
Issued on reinvestment of dividends.........           729,075        10,714,899            584,374         7,889,402
Redeemed....................................      (  1,049,645)     ( 16,481,116)      (    259,075)     (  3,459,320)
                                                   -----------       -----------        -----------       -----------
Net increase (decrease).....................         5,310,944      $ 80,770,780            811,341      $ 11,117,028
                                                   ===========       ===========        ===========       ===========

4. Investment Transactions

Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $90,151,788 and $41,311,603, respectively.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

===============================================================================

5. Financial Highlights


                                                       Year                     Year                             Period from
                                                       Ended                    Ended                         October 1, 1995 to
                                                   December 31, 1997        December 31, 1996                 December 31, 1995
                                                   -----------------        -----------------                 -----------------
 Per Share Operating Performance:
 (for a share outstanding throughout the period)
 Net asset value, beginning of period........       $    13.49                  $   12.26                         $    11.95
                                                    ----------                  ---------                         ----------
 Income from investment operations:
     Net investment income...................              .21                        .16                                .05
 Net realized and unrealized
   gains (losses) on investments.............             2.42                       3.07                                .50
                                                    ----------                  ---------                         ----------
 Total from investment operations............             2.63                       3.23                                .55
                                                    ----------                  ---------                         ----------
 Less distributions:
     Dividends from net investment income....       (      .21)                 (     .16)                        (      .05)
     Distributions from net realized gains...
       on investments........................       (     1.03)                 (    1.84)                        (      .18)
     In excess of net realized gain..........            --                           --                          (      .01)
                                                    -----------                 ---------                         ----------
 Total distributions.........................       (     1.24)                 (    2.00)                        (      .24)
                                                    -----------                 ---------                         ----------
 Net asset value, end of period..............       $    14.88                  $   13.49                         $    12.26
                                                    ==========                  =========                         ==========
 Total Return................................            19.66%                     26.35%                              4.62%(a)
                                                    ==========                  =========                         ==========
 Ratios/Supplemental Data

Net assets, end of period (000)..............       $  146,624                  $  61,279                         $   45,730
 Ratios to average net assets:
     Expenses................................             1.29%                      1.29%                              1.67%*
     Net investment income...................             1.64%                      1.18%                              1.57%*
     Management, administration and shareholder
       servicing fees waived.................              .20%                       .20%                               .20%*
     Expenses paid indirectly................              --                         .01%                               .07%*
 Portfolio turnover rate.....................            55.43%                     75.54%                             20.49%
 Average commission rate paid (per share)(b)        $      .0305                $     .0378                       $      .0343

 *   Annualized
(a)  Not Annualized
(b)  Required by regulations issued in 1995.




                                                                               Year                   November 19, 1993
                                                                              Ended                   (Inception) to
                                                                        September 30, 1995           September 30, 1994
                                                                        ------------------          ------------------
 Per Share Operating Performance:
 (for a share outstanding throughout the period)
 Net asset value, beginning of period........                               $    10.82                    $   10.00
                                                                            ----------                    ---------
 Income from investment operations:
     Net investment income...................                                      .13                          .07
 Net realized and unrealized
   gains (losses) on investments.............                                     1.99                          .82
                                                                            ----------                    ---------
 Total from investment operations............                                     2.12                          .89
                                                                            ----------                    ---------
 Less distributions:
     Dividends from net investment income....                               (      .13)                   (     .07)
     Distributions from net realized gains...
       on investments........................                               (      .86)                         --
     In excess of net realized gain..........                                       --                          --
                                                                            ----------                    ---------
 Total distributions.........................                               (      .99)                   (     .07)
                                                                            ----------                    ---------
 Net asset value, end of period..............                               $    11.95                    $   10.82
                                                                            ==========                    =========
 Total Return................................                                    20.05%                        8.93%(a)
                                                                            ==========                    =========
 Ratios/Supplemental Data

Net assets, end of period (000)..............                              $   42,316                    $   9,658
 Ratios to average net assets:
     Expenses................................                                     1.65%                        1.78%*
     Net investment income...................                                     1.35%                        0.96%*
     Management, administration and shareholder
       servicing fess waived.................                                      .71%                        1.12%
     Expenses paid indirectly................                                      --                           --
 Portfolio turnover rate.....................                                    70.36%                       42.84%
 Average commission rate paid (per share) (b)                                      --                           --

 *   Annualized
(a)  Not Annualized
(b)  Required by regulations issued in 1995.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
INDEPENDENT AUDITOR'S REPORT

===============================================================================


The Board of Directors and Shareholders
Delafield Fund, Inc.


We have audited the accompanying statement of net assets of Delafield Fund, Inc. as of December 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delafield Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



                                                     \s\McGladrey & Pullen, LLP



New York, New York
January 23, 1998





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



DELAFIELD
FUND, INC.








                                  Annual Report
                                December 31, 1997




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-----------------------------------------------------
This   report   is   submitted   for   the   general
information of the  shareholders  of the Fund. It is
not  authorized  for   distribution  to  prospective
investors   in   the   Fund   unless   preceded   or
accompanied  by  an  effective   prospectus,   which
includes    information    regarding    the   Fund's
objectives   and   policies,   experience   of   its
management,   marketability  of  shares,  and  other
information.
-----------------------------------------------------
Delafield Fund, Inc.

     600 Fifth Avenue
     New York, New York 10020

Manager

     Reich & Tang Asset Management, L.P.
     600 Fifth Avenue
     New York, New York 10020

Custodian

     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Transfer Agent &
     Dividend Disbursing Agent

     Reich & Tang Services L.P.
     600 Fifth Avenue
     New York, New York 10020